JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
            FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE 13A-14(B)

         In connection with the Quarterly Report of OmniCorder Technologies, Inc. (the "Company") on Form 10-QSB for the quarters ended March 31, 2004 and 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Mark A. Fauci, President and Chief Executive Officer, and Celia Schiffner, Controller and Principal Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, aS adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 21, 2004

                              /s/ Mark A. Fauci
                              -----------------------------------------
                              Mark A.  Fauci
                              President and Chief Executive Officer


                              /s/ Celia Schiffner
                              ------------------------------------------
                              Celia Schiffner
                              Controller and Principal Financial Officer